Exhibit 10.6

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 2, 2015 to the Credit Agreement referenced below is by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacities as Administrative Agent, Swingline Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of March 9, 2015 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders, the Swingline Lender, the L/C Issuer and the Administrative Agent; and

WHEREAS, the Deerfield Lenders (as defined herein) have agreed to provide to the Borrower up to $25,000,000 in unsecured subordinated indebtedness and $25,000,000 of unsecured convertible indebtedness pursuant to that certain Facility Agreement dated as of October 2, 2015;

WHEREAS, the Borrower has requested that it have the ability to prepay such unsecured convertible indebtedness with the proceeds of the issuance of common Equity Interests in the Borrower subject to the terms of the Credit Agreement (as amended hereby) and in accordance with the subordination agreement(s) executed by the Deerfield Lenders, the Administrative Agent and the Loan Parties in connection therewith;

WHEREAS, the Lenders (by act of the Required Lenders) have agreed to provide such requested amendments subject to the terms and conditions herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

3. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Deerfield Convertible Debt” means that certain unsecured convertible subordinated indebtedness of the Borrower in an initial amount of $25,000,000 payable to the Deerfield Lenders and an incremental facility of up to $50,000,000 of unsecured convertible subordinated indebtedness pursuant to the Deerfield Facility Agreement.

“Deerfield Documents” means the Deerfield Facility Agreement, the Guaranty dated October 2, 2015 executed by the Borrower’s Subsidiaries party thereto in favor of the Deerfield Lenders, certain Convertible Notes dated October 2, 2015 executed by the Borrower to each of the Deerfield Lenders, the Registration Rights Agreement dated October 2, 2015 by and between the Borrower and the Deerfield Lenders and the Senior Subordinated Notes to be executed by the Borrower from time to time in connection with the Deerfield Subordinated Debt, the form of which is attached to the Deerfield Facility Agreement and any amendments, modifications, extensions or renewals of the foregoing entered into in accordance with applicable Subordination Agreements.

“Deerfield Facility Agreement” means that certain Facility Agreement dated as of October 2, 2015 by and between the Borrower and the Deerfield Lenders.

“Deerfield Lenders” means Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P. or their registered assigns.

“Deerfield Subordinated Debt” means that certain unsecured subordinated indebtedness of the Borrower in an amount not to exceed $25,000,000 pursuant to the Deerfield Facility Agreement.

“Second Amendment Effective Date” means October 2, 2015.

(b) In Section 1.01, the definition of “Subordinated Indebtedness” is amended in its entirety as follows:

“Subordinated Indebtedness” means (a) Indebtedness of the Borrower evidenced by any Seller Note, (b) the Deerfield Subordinated Debt, (c) the Deerfield Convertible Debt and (d) other Indebtedness of the Borrower which by its terms is subordinated to the Obligations in a manner and to an extent reasonably acceptable to the Administrative Agent.

(c) In Section 1.01, the definition of “Subordinated Note Documents is amended in its entirety as follows:

“Subordinated Note Documents” means (a) any Seller Notes, (b) the Deerfield Documents, including any amendments, modifications, extensions or renewals thereof entered into in accordance with applicable Subordination Agreements and (c) other agreements, instruments and other documents pursuant to which other Subordinated Indebtedness of the Borrower has been issued.

(d) Section 5.19 of the Credit Agreement is amended by replacing “Closing Date” with “Second Amendment Effective Date”.

(e) A new section 5.23 is added to the Credit Agreement as follows:

5.23 Subordination of Permitted Subordinated Debt. Except as otherwise provided in any Subordination Agreement, this Agreement, and all amendments, modifications, extensions, renewals, refinancings and refundings hereof, shall constitute the “Senior Credit Agreement” (or analogous term) within the meaning of each applicable Subordination Agreement and Subordinated Note Document. Except as otherwise provided in any Subordination Agreement, this Agreement, together with each of the other Loan Documents and all amendments, modifications, extensions, renewals, refinancings and refundings hereof and thereof, constitute “Senior Loan Documents” (or analogous term) within the meaning of each applicable Subordination Agreement and Subordinated Note Document. Except as otherwise provided in any Subordination Agreement, the Revolving Loans, the Term Loans and all other Obligations, and all amendments, modifications, extensions, renewals, refinancings and refundings of any of the foregoing, constitute “Senior Indebtedness” (or analogous term) of the Borrower within the meaning of each applicable Subordination Agreement, and the holders thereof from time to time shall be entitled to all of the rights of a holder of “Senior Indebtedness” pursuant to the applicable Subordinated Note Document.

(f) Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:

(a) The Loan Parties will cause each of their Material Domestic Subsidiaries whether newly formed, after acquired or otherwise existing to promptly (and in any event within thirty (30) days (or such later date as the Administrative Agent may agree in its sole discretion)) after such Subsidiary is formed or acquired become a Guarantor hereunder by way of execution of a Guarantor Joinder Agreement; provided, however, neither (x) any Domestic Subsidiary of a Foreign Subsidiary nor (y) any Foreign Subsidiary Holding Company shall be required to become a Guarantor to the extent such Guaranty would result in a material adverse tax consequence for the Borrower. In connection with the foregoing, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, substantially the same documentation required pursuant to Sections 4.01(b) – (g) and 6.13 and such other documents or agreements as the Administrative Agent may reasonably request.

(b) Notwithstanding the foregoing, if at any time any Domestic Subsidiary that is not a Guarantor provides a guarantee of any Person’s obligations with respect to any Subordinated Indebtedness or other Indebtedness for borrowed money in a principal amount in excess of the Threshold Amount, then promptly (and in any event within thirty (30) days), the Loan Parties will cause such Domestic Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent a Guarantor Joinder Agreement and (ii) deliver to the Administrative Agent such Organization Documents, resolutions and favorable opinions of counsel (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(g) Clause (g) of Section 7.02 of the Credit Agreement is amended by adding a proviso at the end thereof to read as follows:

; provided that, notwithstanding anything to the contrary in the foregoing, documentation for the Deerfield Subordinated Debt and the Deerfield Convertible Debt may include (A) a financial covenant limiting Indebtedness to the extent set forth in the Deerfield Documents as of the Second Amendment Effective Date and (B) such covenants as set forth in the Deerfield Documents as of the Second Amendment Effective Date.

(h) Section 7.14 of the Credit Agreement is amended in its entirety to read as follows:

Section 7.14. Prepayments, Etc. of Subordinated Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy or obligate itself to do so prior to the scheduled maturity thereof in any manner (including by the exercise of any right of setoff), or make any payment in violation of any subordination, standstill or collateral sharing terms of or governing any Subordinated Indebtedness, provided that the Borrower may (w) pay scheduled amortization payments for any Seller Notes and scheduled payments of interest on the Deerfield Subordinated Debt and Deerfield Convertible Debt, each in accordance with their terms and subject to the applicable Subordination Agreements, (x) satisfy the Deerfield Convertible Debt through conversion of the Deerfield Convertible Debt into common Equity Interests in accordance with the terms of the applicable Deerfield Documents and applicable Subordination Agreement, so long as no cash payment, other than accrued and unpaid interest, is made by any Loan Party on account of or in connection with such satisfaction (whether conversion premium, prepayment or otherwise) of any principal amount then outstanding, (y) satisfy the Deerfield Subordinated Debt through conversion into common Equity Interests subject to the applicable Subordination Agreement, so long as no cash payment, other than accrued and unpaid interest, is made by any Loan Party on account of or in connection with such satisfaction of any principal amount then outstanding and (z) prepay, redeem, purchase, defease or otherwise satisfy all or any portion of the Deerfield Subordinated Debt, so long as, in the case of this clause (z), (i) such prepayment, redemption, purchase, defeasance or satisfaction is made solely with the proceeds of Equity Issuance of common stock in the Borrower after the Second Amendment Effective Date and (ii) at the time of such prepayment, (A) no Default or Event of Default then exists or would arise therefrom, (B) after giving effect thereto on a Pro Forma Basis, (1) the Loan Parties are in compliance with Section 7.11(c) and (2) the Consolidated Total Leverage Ratio and the Consolidated Senior Secured Leverage Ratio are each 0.50 to 1.0 (a “half turn”) less than the applicable covenant level set forth in Section 7.11(a) and (b), respectively, calculated using the same Measurement Period used to determine Pro Forma Compliance and (C) all representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect), except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (2) for representations and warranties that may have become untrue or inaccurate solely because of changes permitted by the terms of the this Agreement.

(i) Schedule 1.01(c) to the Credit Agreement is amended and restated to read as Schedule 1.01(c) attached hereto.

4. Condition Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a) counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(b) a duly executed Subordination Agreement with respect to the Deerfield Subordinated Debt and the Deerfield Convertible Debt; and

(c) certified copies of all documentation related to the Deerfield Subordinated Debt and the Deerfield Convertible Debt.

5. Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the L/C Issuer that, after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (ii) for representations and warranties that may have become untrue or inaccurate solely because of changes permitted by the terms of the Credit Agreement and (b) no Default or Event of Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. Subordination Agreement. In furtherance of the authority granted pursuant to the Credit Agreement, the Lenders (by act of the Required Lenders) affirm and agree that (a) the Administrative Agent may enter into one or more subordination agreement reasonably acceptable to the Administrative Agent in connection with the Deerfield Subordinated Debt and the Deerfield Convertible Debt and (b) such subordination agreements shall constitute a “Subordination Agreement” under the Credit Agreement.

10. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or form of electronic attachment (e.g., “.pdf”) shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

12. Fees and Expenses. The Loan Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

13. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AAC HOLDINGS, INC., a Nevada corporation

	By:	/s/ Michael T. Cartwright
	Name:	Michael T. Cartwright
	Title:	Chairman and Chief Executive Officer

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	AMERICAN ADDICTION CENTERS, INC.,
a Nevada corporation

	By:	/s/ Michael T. Cartwright
	Name:	Michael T. Cartwright
	Title:	Chairman and Chief Executive Officer

FORTERUS HEALTH CARE SERVICES, INC., a Delaware corporation

SAN DIEGO ADDICTION TREATMENT CENTER, INC., a Delaware corporation

	By:	/s/ Michael T. Cartwright
	Name:	Michael T. Cartwright
	Title:	Chairman

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

B&B HOLDINGS INTL LLC, a Florida limited liability company

GREENHOUSE TREATMENT CENTER, LLC, a Texas limited liability company

CONCORDE TREATMENT CENTER, LLC, a Nevada limited liability company

SINGER ISLAND RECOVERY CENTER LLC, a Florida limited liability company

RECOVERY FIRST OF FLORIDA, LLC, a Delaware limited liability company RI – CLINICAL SERVICES, LLC, a Delaware limited liability company

NEW JERSEY ADDICTION TREATMENT CENTER, LLC, a Delaware limited liability company

By:	/s/ Michael T. Cartwright
Name:	Michael T. Cartwright
Title:	Manager

FITRX, LLC,
a Tennessee limited liability company

AAC LAS VEGAS OUTPATIENT CENTER, LLC, a Delaware limited liability company

AAC DALLAS OUTPATIENT CENTER, LLC, a Delaware limited liability company

ADDICTION LABS OF AMERICA, LLC, a Delaware limited liability company

RIVER OAKS TREATMENT CENTER, LLC, a Delaware limited liability company

OXFORD TREATMENT CENTER, LLC, a Delaware limited liability company

LAGUNA TREATMENT HOSPITAL, LLC, a Delaware limited liability company

BHR OXFORD REAL ESTATE, LLC, a Delaware limited liability company

By:	American Addiction Centers, Inc.,
its sole member

By:	/s/ Michael T. Cartwright
Name:	Michael T. Cartwright
Title:	Chairman and Chief Executive Officer

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

CLINICAL REVENUE MANAGEMENT SERVICES, LLC, a Tennessee limited liability company

By:	AAC Holdings, Inc.,
its sole member

By:	/s/ Michael T. Cartwright
Name:	Michael T. Cartwright
Title:	Chairman and Chief Executive Officer

BEHAVIORAL HEALTHCARE REALTY, LLC, a Delaware limited liability company

CONCORDE REAL ESTATE, LLC, a Nevada limited liability company

GREENHOUSE REAL ESTATE, LLC, a Texas limited liability company

BHR ALISO VIEJO REAL ESTATE, LLC, a Delaware limited liability company

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

BHR RINGWOOD REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Michael T. Cartwright
Name:	Michael T. Cartwright
Title:	Manager

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name:	Michael T. Cartwright
Title:	Manager

PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL CORPORATION, a Florida professional corporation

LAS VEGAS PROFESSIONAL GROUP – CALARCO, P.C., a Nevada professional corporation

GRAND PRAIRIE PROFESSIONAL GROUP, P.A., a Texas professional association

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

By:	/s/ Mark A. Calarco
Name:	Mark A. Calarco
Title:	President, Secretary and Treasurer

BRENTWOOD PROFESSIONAL GROUP, P.C., a Tennessee professional corporation

By:	/s/ Mark A. Calarco
Name:	Mark A. Calarco
Title:	President and Treasurer

SAN DIEGO PROFESSIONAL GROUP, P.C., a California professional corporation

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

By:	/s/ Mark A. Calarco
Name:	Mark A. Calarco
Title:	President, Secretary and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Erik M. Truette
Name:	Erik M. Truette
Title:	Vice President

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Mark Hadison
	Name:	Mark Hadison
	Title:	Senior Vice President

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Mary E. Coke
Name:	Mary E. Coke
Title:	Vice President

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Director

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

AAC HOLDINGS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

Schedule 1.01(c)

[See Attached]

Schedule 1.01(c)

Responsible Officers

AAC Holdings, Inc.,

American Addiction Centers, Inc.

American Addiction Centers, Inc. acting as sole member of AAC Dallas Outpatient Center, LLC, AAC Las Vegas Outpatient Center, LLC, Addiction Labs of America, LLC, Fitrx, LLC and Clinical Revenue Management Services, LLC

Name	Title
Michael T. Cartwright	Chairman and Chief Executive Officer
Kirk R. Manz	Chief Financial Officer
Kathryn Sevier Phillips	General Counsel and Secretary
Andrew W. McWilliams	Chief Accounting Officer

B&B Holdings Intl LLC, Greenhouse Treatment Center, LLC, Concorde Treatment Center, LLC, Singer Island Recovery Center LLC, Recovery First of Florida, LLC, RI – Clinical Services, LLC, New Jersey Addiction Treatment Center, LLC, Laguna Treatment Hospital, LLC, Oxford Treatment Center, LLC and River Oaks Treatment Center, LLC

Name	Title
Michael T. Cartwright	Manager
Kathryn Sevier Phillips	General Counsel and Secretary

Forterus Health Care Services, Inc. and San Diego Addiction Treatment Center, Inc.

Name	Title
Michael T. Cartwright	Chairman
Kirk R. Manz	Chief Financial Officer
Kathryn Sevier Phillips	General Counsel and Secretary

Behavioral Healthcare Realty, LLC, Concorde Real Estate, LLC, Greenhouse Real Estate, LLC, BHR Aliso Viejo Real Estate, LLC, BHR Ringwood Real Estate, LLC and BHR Oxford Real Estate, LLC

Behavioral Healthcare Realty, LLC acting as sole member of The Academy Real Estate, LLC

Name	Title
Michael T. Cartwright	Manager
Kathryn Sevier Phillips	General Counsel and Secretary

Palm Beach Professional Group, Professional Corporation, Las Vegas Professional Group – Calarco, P.C. and Grand Prairie Professional Group, P.A.

Name	Title
Mark A. Calarco, D.O.	President, Secretary and Treasurer

Brentwood Professional Group, P.C.

Name	Title
Mark A. Calarco, D.O.	President and Secretary

San Diego Professional Group, P.C.

Name	Title

Mark A. Calarco, D.O.	President, Chief Financial Officer and Secretary